                                                                   EXHIBIT 10.29

                  FORM OF NON-QUALIFIED STOCK OPTION AGREEMENT
                  --------------------------------------------



     THIS AGREEMENT, dated _________ ___, 1995 is made by and between COMPS InfoSystems, Inc., a Delaware corporation hereinafter referred to as "Company," and __________, hereinafter referred to as "Optionee":

     WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its $.01 par value non-voting Class B Common Stock; and

     WHEREAS, the Company wishes to carry out the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

     WHEREAS, the Administrator appointed to administer the Plan, has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Non-Qualified Option provided for herein to the Optionee as an inducement to enter into or remain in a business relationship with the Company, its Parent Corporations or its Subsidiaries and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Option;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                       1

                                  DEFINITIONS
                                  -----------

     Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

1.1  -  Administrator
---     -------------

        "Administrator" shall mean: (a) prior to the Initial Public Offering, the Board, or, in the sole and absolute discretion of the Board, the Committee; and (b) after the Initial Public Offering, the Committee.


1.2  -  Board
---     -----

        "Board" shall mean the Board of Directors of the Company.

1.3  -  Code
---     ----

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

1.4  -   Committee
---      ---------

         "Committee" shall mean the Stock Option Committee of the Board, appointed as provided in the Plan.


1.5  -   Common Stock
---      ------------

         "Common Stock" shall mean the Company's non-voting Class B Common Stock, par value $.01 per share.


1.6  -   Company
---      -------

         "Company" shall mean COMPS InfoSystems, Inc.

1.7  -   Director
---      --------

         "Director" shall mean a member of the Board.

1.8  -   Exchange Act
---      ------------

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

1.9  -   Initial Public Offering
---      ------------------------

         "Initial Public Offering" shall mean the closing of the sale of the Company's securities pursuant to an underwritten public offering.

1.10  -  Officer
----     -------

         "Officer" shall mean an officer of the Company, as defined in Rule 16a-l(f) under the Exchange Act, as such Rule may be amended in the future.

1.11  -  Option
----     ------

         "Option" shall mean the non-qualified option to purchase Common Stock of the Company granted under this Agreement.

1.12  -  Parent Corporation
----     ------------------

         "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain.

1. 13  -  Plan
-----     ----

          "Plan" shall mean the Stock Option Plan of COMPS InfoSystems, Inc.

1.14  -  Rule 16b-3
----     ----------

         "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

1.15  -  Secretary
----     ---------

         "Secretary" shall mean the Secretary of the Company.

1.16  -  Securities Act
----     --------------

         "Securities Act" shall mean the Securities Act of 1933, as amended.

1.17  -  Subsidiary
----     ----------

         "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain.

1.18  -  Termination of Business Relationship
----     ------------------------------------

         "Termination of Business Relationship" shall mean the time when the business relationship between the Optionee and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by cessation of business, bankruptcy, contract termination, resignation, discharge or death. The Administrator, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Business Relationship, including, but not by way of limitation, the question of whether a Termination of Business Relationship resulted from a discharge for good cause.

                                       2

                                GRANT OF OPTION
                                ---------------

2.1  -   Grant of Option
---      ---------------

         In consideration of the Optionee's agreement to remain in the business relationship with the Company, its Parent Corporations or its Subsidiaries and for other good and valuable consideration, on the date hereof the Company irrevocably grants to the Optionee the option to purchase any part or all of an aggregate of 7,500 shares of its $.01 par value non-voting Class B Common Stock upon the terms and conditions set forth in this Agreement.

2.2  -   Purchase Price
---      --------------

         The purchase price of the shares covered by the Option and shall be $.30 per share without commission or other charge.

2.3  -   Consideration to Company
---      ------------------------

         In consideration of the granting of this Option by the Company, the Optionee agrees to remain in the business relationship with the Company, a Parent Corporation or a Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe, for a period of at least one (1) year from the date this Option is granted. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in a business relationship with the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to terminate such business relationship at any time for any reason whatsoever, with or without cause.

2.4  -   Adjustments in Option
---      ---------------------

         In the event that the outstanding shares of the stock subject to the Option are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason or merger, consolidation, recapitalization, reclassification, stock split up, stock dividend or combination of shares, the Administrator shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in the Option shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the Option price per share. Any such adjustment made by the Administrator shall be final and binding upon the Optionee, the Company and all other interested persons.

                            PERIOD OF EXERCISABILITY
                            ------------------------

3.1  -   Commencement of Exercisability
---      ------------------------------

         (a) Subject to Section 5.6, the Option shall become exercisable in five (5) cumulative installments as follows:

              (i) The first installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable upon the first anniversary of the date the Option is granted.

              (ii) The second installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable upon the second anniversary of the date the Option is granted.

              (iii) The third installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable upon the third anniversary of the date the Option is granted.

              (iv) The fourth installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable upon the fourth anniversary of the date the Option is granted.

              (v) The fifth installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable upon the fifth anniversary of the date the Option is granted.

         (b) No portion of the Option which is unexercisable at Termination of Business Relationship shall thereafter become exercisable.

3.2  -   Duration of Exercisability
---      --------------------------

         The installments provided for in Section 3.1 are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

3.3  -   Expiration of Option
---      --------------------

         The Option may not be exercised to any extent by anyone after the first to occur of the following events:

         (a) The expiration of ten (10) years from the date the Option was granted; or

         (b) The time of the Optionee's Termination of Business Relationship unless such Termination of Business Relationship results from his death, his retirement, his disability or his being discharged not for good cause; or

         (c) The expiration of three (3) months from the date of the Optionee's Termination of Business Relationship by reason of his retirement or his being discharged not for good cause, unless the Optionee dies within said three-month period; or

         (d) The expiration of one (1) year from the date of the Optionee's Termination of Business Relationship by reason of his disability; or

         (e) The expiration of one (1) year from the date of the Optionee's death; or

         (f) The effective date of either the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, unless the Administrator waives this provision in connection with such transaction. At least ten (10) days prior to the effective date of such merger, consolidation, acquisition, liquidation or dissolution, the Administrator shall give the Optionee notice of such event if the Option has then neither been fully exercised nor become unexercisable under this Section 3.3.

3.4  -   Acceleration of Exercisability
---      ------------------------------

         In the event of the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, the Administrator may, in its absolute discretion and upon such terms and conditions as it deems appropriate, provide by resolution, adopted prior to such event and incorporated in the notice referred to in Section 3.3(f), that at some time prior to the effective date of such event this Option shall be exercisable as to all the shares covered hereby, notwithstanding that this Option may not yet have become fully exercisable under
Section 3.1(a); provided, however, that this acceleration of exercisability shall not take place if:

         (a) This Option becomes unexercisable under Section 3.3 prior to said effective date; or

         (b) In connection with such an event, provision is made for an assumption of this Option or a substitution therefor of a new option by an employer corporation or a parent or subsidiary of such corporation; and

provided, further, that nothing in this Section 3.4 shall make this Option exercisable if it is otherwise unexercisable by reason of Section 5.6.

         The Administrator may make such determinations and adopt such rules and conditions as it, in its absolute discretion, deems appropriate in connection with such acceleration of exercisability, including, but not by way of limitation, provisions to ensure that any such acceleration and resulting exercise shall be conditioned upon the consummation of the contemplated corporate transaction.

                                       4

                               EXERCISE OF OPTION
                               ------------------

4.1  -   Person Eligible to Exercise
---      ---------------------------

         During the lifetime of the Optionee, only he may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by his personal representative or by any person empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution.

4.2  -   Partial Exercise
---      ----------------

         Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that each partial exercise shall be for not less than One Thousand (1000) shares (or the minimum installment set forth in Section 3. 1, if a smaller number of shares) and shall be for whole shares only.

4.3  -   Manner of Exercise
---      ------------------

         The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.3:

         (a) Notice in writing signed by the Optionee or the other person then entitled to exercise the Option or portion, stating that the Option or portion is thereby exercised, such notice complying with all applicable rules established by the Committee; and

         (b)  (i)     Full payment (by cashiers check or wire transfer) for the
shares with respect to which such Option or portion is exercised; or

              (i) With the consent of the Administrator, (A) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer to the Company or (B) subject to the timing requirements of Section 4.4, shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, with a fair market value (as determined under Section 4.2(b) of the Plan) on the date of Option exercise equal to the aggregate purchase price of the shares with respect to which such Option or portion is exercised; or

              (ii) With the consent of the Administrator, a promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code or successor provision) and payable upon such terms as may be prescribed by the Administrator. The Administrator may also prescribe the form of such note and the security to be given for such note. That Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

              (iii) With the consent of the Administrator, any combination of the consideration provided in the foregoing subparagraphs (i) - (iii); and

         (c) A bona fide written representation and agreement, in a form satisfactory to the Administrator, signed by the Optionee or other person then entitled to exercise such Option or portion, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Administrator may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Administrator may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

         (d) Full payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; with the consent of the Administrator, (i) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer, or (ii) subject to the timing requirements of Section 4.4, shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, valued in accordance with Section 4.2(b) of the Plan at the date of Option exercise, may be used to make all or part of such payment; and

         (e)  In the event the Option or portion shall be exercised pursuant to
Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

4.4  -   Certain Timing Requirements
---      ---------------------------

         Shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option price or the tax withholding consequences of such exercise only (i) during the period beginning on the third (3rd) business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth (12th) business day following such date or (ii) pursuant to an irrevocable written election by the Optionee to use shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes (subject to the approval of the Administrator) made at least six (6) months prior to the payment of such Option price or withholding taxes.

4.5  -   Conditions to Issuance of Stock Certificates
---      --------------------------------------------

         The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

         (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

         (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and

         (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

         (d) The payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and

         (e) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may from time to time establish for reasons of administrative convenience.

4.6  -   Rights as Shareholder
---      ---------------------

         The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

                                       5

                                OTHER PROVISIONS

5.1  -   Administration
---      --------------

         The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. In the event that the Administrator is the Committee, the Board shall have no right to exercise any of the rights or duties of the Committee under the Plan and this Agreement.

5.2  -   Option Not Transferable
---      -----------------------

         Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

5.3  -   Shares to Be Reserved
---      ---------------------

         The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

5.4  -   Notices
---      -------

         Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his status and address by written notice tinder this Section 5.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

5.5  -   Titles
---      ------

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

5.6  -   Shareholder Approval
----     --------------------

         The Plan will be submitted for approval by the Company's shareholders within twelve (12) months after the date the Plan was initially adopted by the Board. This Option may not be exercised to any extent by anyone prior to the time when the Plan is approved by the shareholders, and if such approval has not been obtained by the end of said twelve-month period, this Option shall thereupon be cancelled and become null and void. The Company shall take such actions as may be necessary to satisfy the requirements of Rule 16b-3(b).

5.7  -   Construction
---      ------------

         This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware.

5.8  -   Conformity to Securities Laws
---      -----------------------------

         The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

5.9  -  Company's Right to Repurchase Shares
---     ------------------------------------

        Upon Termination of Business Relationship, the Company shall have the option to repurchase all (but not less than all) of the shares of stock which have been purchased by the Optionee pursuant to exercise of the Option and which the Optionee then holds. The repurchase price payable by the Company if it exercises its repurchase option shall be the fair market value of the shares of stock on the date of repurchase, determined in accordance with Section 4.2 of the Plan, except that if at the date of such repurchase, the Company's common stock is not publicly traded, the fair market value of the shares of stock shall be determined for purposes of this Section 5.9 on the basis of the following formula: eight (8) times the Company's pre-tax earnings for the Company's most recently audited fiscal year divided by the number of outstanding shares of the Company's common stock (including shares issuable upon the conversion of outstanding shares of preferred stock) on the date of repurchase.

         The Company's repurchase option shall be exercisable by giving written notice to the Optionee within thirty (30) calendar days after the Termination of Business Relationship provided, however, that in the event that the Optionee
                      --------  -------
exercises the Option after the Optionee's Termination of Business Relationship but prior to the expiration of the Option pursuant to the provisions of Section 3.3, the Company's repurchase option shall be exercisable by giving written notice within thirty (30) calendar days after the exercise of the Option by the Optionee. In the event that the Company exercises its option to repurchase shares of stock from the Optionee pursuant to this Section 5.9, the Optionee shall sign a general release acknowledging that the Optionee has no further right, claim or title to such shares. Upon receipt of such general release and the stock certificates representing the shares, the Company shall forward payment for such shares.

5.10  -  Restrictions on Transfer of Shares
----     ----------------------------------

         (a) There can be no valid transfer (as hereinafter defined) of any shares of stock purchased on exercise of the Option, or any interest in such shares, by any holder of such shares or interests unless such transfer is solely for cash consideration and is made in compliance with the following provisions:

              (i) Before there can be a valid transfer of any shares or any interest therein, the record holder of the shares to be transferred (the "Offered Shares") shall give written notice (by registered or certified mail) to the Company. Such notice shall specify the identity of the proposed transferee, the cash price offered for the Offered Shares by the proposed transferee and the other terms and conditions of the proposed transfer. The date such notice is mailed shall be hereinafter referred to as the "notice date" and the record holder of the Offered Shares shall be hereinafter referred to as the "Offeror.

              (ii) For a period of thirty (30) calendar days after the notice date, the Company shall have the option to purchase all (but not less than all) of the Offered Shares at the purchase price and on the terms set forth in subsection (a)(3) of this Section 5.10. This option shall be exercisable by the Company by mailing (by registered or certified mail) written notice of exercise to the Offeror prior to the end of said thirty (30) days.

              (iii) The price at which the Company may purchase the Offered Shares pursuant to the exercise of such option shall be the lower of the cash price offered for the Offered Shares by the proposed transferee (as set forth in the notice required under subsection (a)(i) of this Section 5.
     10) or the fair market value. The Company's notice of exercise of such option shall be accompanied by full payment for the Offered Shares and, upon such payment by the Company, the Company shall acquire full right, title and interest to all of the Offered Shares.

              (iv)    If, and only if, the option given pursuant to subsection
     (a)(ii) of this Section 5.10 is not exercised, the transfer proposed in the notice given pursuant to subsection (a)(i) of this Section 5.10 may take place; provided, however, that such transfer must, in all respects, be exactly as proposed in said notice except that such transfer may not take place either before the tenth (10th) calendar day after the expiration of said thirty-day option exercise period or after the ninetieth (90th) calendar day after the expiration of said thirty-day option exercise period, and if such transfer has not taken place prior to said ninetieth
     (90th) day, such transfer may not take place without once again complying with subsection (a) of this Section 5.10.

         (b) As used in this Section 5. 10, the term "transfer" means any sale, encumbrance, pledge, gift or other form of disposition or transfer of shares of the Company's stock or any legal or equitable interest therein; provided, however, that the term "transfer" does not include a transfer of such shares or interests by will or by the applicable laws of descent and distribution or a gift of such shares if the transferee or donee agrees to be bound by the provisions of this Section 5. 10.

         (c) None of the shares of the Company's stock purchased on exercise of the Option shall be transferred on the Company's books nor shall the Company recognize any such transfer of any such shares or any interest therein unless and until all applicable provisions of this Section 5.10 have been complied with in all respects. The certificates of stock evidencing shares of stock purchased on exercise of the Option shall bear an appropriate legend referring to the transfer restrictions imposed by this Section 5.10 and to the repurchase option provided for in Section 5.9.

5.11  -  Lock-up in Event of Initial Public Offering
----     -------------------------------------------

         The Optionee agrees that, during a period of 180 days from the date of the Initial Public Offering, Optionee will not, without the prior written consent of the underwriter(s) of the Initial Public Offering, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of or transfer, any shares of Common Stock issuable upon exercise of the Option.

5.12  -  Dispute Resolution
----     ------------------

         Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, that cannot be resolved between the parties in a timely manner shall be resolved by binding arbitration before a single neutral arbitrator. The arbitrator shall be selected from the American Arbitration Association through its procedures. All rules governing the arbitration shall be the rules as set forth by the American Arbitration Association. The arbitrator is bound to rule only on whether or not there has been a violation of the terms of this Agreement and to render an award, if any, that is consistent with the terms of this Agreement. Neither party to this Agreement is entitled to any legal recourse or rights or remedies other than those provided within this Agreement. The arbitrator may apportion the costs of the arbitration, including arbitrator's fees, among the parties, but shall have no power to award attorneys' fees. Each party shall be responsible for its own attorneys' fees.

         IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                              By
                                 ------------------------------
                                 President

                              By
                                 ------------------------------
                                 Secretary


------------------------------
          Optionee


------------------------------

------------------------------
Address

Optionee's Taxpayer
Identification Number:


------------------------------